File Nos. 333-42105
811-08547

As filed with the Securities and Exchange Commission on September 18, 2020
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	□
Post-Effective Amendment No. 39	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 40	☒
(Check appropriate box or boxes)

PIONEER SERIES TRUST XII*
(Exact Name of Registrant as Specified in Charter)

60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (617) 742-7825

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
□	immediately upon filing pursuant to paragraph (b)
□	on [date] pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on [date] pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
□	on [date] pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
0

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This Post-Effective Amendment relates solely to Pioneer MAP – High Income Municipal Fund, a new series of Pioneer Series Trust XII.

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PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.
Pioneer

MAP - High Income Municipal Fund

Prospectus, December xx, 2020

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Beginning in January 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the fund, you can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objective
Maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholders should be aware that, as shown under “Management Fees” in the table below, the fund pays no fees under its management agreement to the fund’s investment adviser. However, fund shares are only offered to participants in separately managed account programs who pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed or advised by the fund’s adviser or an affiliate of the adviser, the adviser or that affiliate typically receives a fee from the program sponsor for providing such management or advisory services to the managed account, including with respect to assets that may be invested in the fund. In certain cases, a program participant will pay a fee for investment advice directly to the adviser or an affiliate in its capacity as manager, adviser or subadviser to the participant’s managed account.
Shareowner fees
(fees paid directly from your investment)
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None

Annual fund operating expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[3]	0.32%
Total Annual Fund Operating Expenses	0.32%
Less: Fee Waiver and Expense Reimbursement[4]	-0.32%
Net Expenses[4]	0.00%
1	The fund is a feeder fund that invests in securities through an underlying mutual fund, Pioneer High Income Municipal Portfolio. The information in this table
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Fund summary
and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Pioneer High Income Municipal Portfolio.
2	The fund’s investment adviser does not charge a management fee to the fund. Shareholders should be aware, however, that the fund is an integral part of separately managed account programs, and the fund’s adviser or an affiliate will be compensated directly or indirectly by separately managed account program sponsors.
3	Other expenses are estimated for the current year.
4	The fund’s investment adviser has contractually agreed to waive or reimburse all ordinary operating expenses, including the fund’s allocated share of the fees and expenses of the underlying fund in which it invests (ordinary operating expenses means all expenses of the fund and the underlying fund other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation). This expense limitation is in effect through January 1, 2022. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares		If you do not redeem your shares
Number of years you own your shares
1	3	1	3
$0	$69	$0	$69
The fund is a “feeder” fund that invests in securities through an underlying fund, Pioneer High Income Municipal Portfolio, which has the same investment objective and substantially the same strategies as the fund. This structure is sometimes known as a “master-feeder” structure.
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Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (“municipal securities”). Derivative instruments that provide exposure to municipal securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy.
Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools and water and sewer works. Municipal securities may be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other institutions and facilities. They also may be issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking.
The fund may invest in municipal securities of any maturity. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The fund may invest 25% or more of its assets in issuers in any one or more states or in the same economic sector or similar project type.
The fund primarily invests in “high yield” municipal obligations, commonly referred to as “junk bonds.” For this purpose, “high yield” municipal obligations are municipal obligations rated at the time of purchase Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard and Poor’s
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Fund summary
Ratings Group or unrated securities determined by the adviser to be of comparable credit quality. The fund may invest in securities in any rating category, including those in default, and in debtor-in-possession financings.
Interest income from certain types of municipal obligations in which the fund may invest generally will be subject to the federal alternative minimum tax (the “AMT”). The fund may not be suitable for investors subject to the AMT. The rate of interest paid on municipal securities normally is lower than the rate of interest paid on taxable securities.
The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.
The fund may, but is not required to, use derivatives, such as synthetic municipal securities, inverse floating rate obligations and credit default swaps. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may invest in subordinated securities and asset-backed securities, including collateralized debt obligations, and may hold cash or other short-term investments.
The fund may invest up to 20% of its net assets in inverse floating rate obligations.
The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.
The adviser considers both broad economic factors and issuer specific factors in selecting investments. In assessing the appropriate maturity and rating weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates.
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The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and issuer diversification.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund is intended to be used as part of a managed account program. The performance and objectives of the fund should be evaluated in the context of the investor’s managed account program. The fund is not designed to be used as a stand-alone investment.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and
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Fund summary
financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Interest rate risk. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity
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to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
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Fund summary
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent years, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the fund invests significantly in a single state, including California, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, special revenues and pollution control, the fund will be more susceptible to associated risks and developments.
Taxable investment risk. Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax or the AMT due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your fund distributions.
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Asset-backed securities risk. The value of asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
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Fund summary
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Derivatives risk. Using synthetic municipal securities, inverse floating rate obligations, credit default swaps and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations.
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Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Synthetic municipal securities risk. The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger
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Fund summary
pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
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Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund. As of the date of this prospectus, the fund has not yet commenced operations.
The performance information shown below is the performance of Class A shares of Pioneer High Income Municipal Fund, which invests in the same underlying fund in which the fund invests. Prior to the underlying fund’s commencement of operations, on [ , 2020], Pioneer High Income Municipal Fund invested directly in portfolio securities. The fund, Pioneer High Income Municipal Fund and the underlying fund have the same investment adviser and substantially the same investment objective, policies and investment strategies. Because the fund’s total annual operating expenses differ from those of Pioneer High Income Municipal Fund, annual total returns of the fund will differ from those of Pioneer High Income Municipal Fund. The bar chart shows changes in the performance from calendar year to calendar year. The table shows the average annual total returns for Class A shares of Pioneer High Income Municipal Fund over time and compares these returns to the returns of the Bloomberg Barclays U.S. Municipal High Yield Bond Index, a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting https://us.amundipioneer.com/products/mutual-funds/performance.html or by calling 1-800-225-6292.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown. Sales charges do not apply to purchases of fund shares by managed account program participants, but managed account program participants pay fees
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Fund summary
to program sponsors for the costs and expenses of such programs. In addition, performance does not reflect the fees and expenses paid by participants in separately managed account programs to program sponsors. You should evaluate the performance of the fund in the context of your managed account program.
Past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.
Annual return Class A shares (%)
(Year ended December 31)
For the period covered by the bar chart:
The highest calendar quarterly return was 6.74% (04/01/2012 to 06/30/2012).
The lowest calendar quarterly return was –5.92% (10/01/2011 to 12/31/2011).
At September 30, 2020, the year-to-date return was x.xx%.
Average annual total return (%)
(for periods ended December 31, 2019)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					10/17/06
Return before taxes	4.03	4.60	5.28	3.40
Return after taxes on distributions	3.98	4.54	5.23	3.36
Return after taxes on distributions and sale of shares	4.28	4.62	5.29	3.70
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	1 Year	5 Years	10 Years	Since Inception	Inception Date
Bloomberg Barclays U.S. Municipal High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	10.68	5.93	7.15	5.09	10/17/06
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns for Class A shares of Pioneer High Income Municipal Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment adviser	Amundi Pioneer Asset Management, Inc.
Portfolio management	David Eurkus, Managing Director and Director of Municipals, U.S. of Amundi Pioneer (portfolio manager of the fund since 2006); Jonathan Chirunga, Managing Director and Deputy Director of Municipals of Amundi Pioneer (portfolio manager of the fund since 2013).
Purchase and sale of fund shares
Shares of the fund may be purchased only by or on behalf of separately managed account clients where the fund’s investment adviser or an affiliate (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”), or directly with the client, to provide management or advisory services to the managed account.
There are no maximum or minimum investment requirements in the fund (although your Program Sponsor may have certain investment requirements for separately managed accounts).
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Fund summary
Redemption orders are made based on instructions from your Managed Account Adviser or Program Sponsor to the broker-dealer who executes trades for the account. Shares of the fund can be redeemed through the broker-dealer on any day the New York Stock Exchange is open.
Tax information
Distributions reported by the fund as “exempt-interest dividends” are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT. Distributions of the fund’s capital gains are generally subject to tax.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund, or a managed account strategy of which the fund is a part, over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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More on the fund’s investment objective and strategies
Investment objective
Maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The fund’s investment objective may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (“municipal securities”). Derivative instruments that provide exposure to municipal securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy.
Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools and water and sewer works. Municipal securities may be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other institutions and facilities. They also may be issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking.
The fund may invest in municipal securities of any maturity. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The fund may invest 25% or more of its assets in issuers in any one or more states or in the same economic sector or similar project type.
The fund primarily invests in “high yield” municipal obligations. For this purpose, “high yield” municipal obligations are municipal obligations rated at the time of purchase Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or
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More on the fund’s investment objective and strategies
unrated securities determined by Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”), the fund’s investment adviser, to be of comparable credit quality. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” The fund may invest in securities in any rating category, including those in default, and in debtor-in-possession financings.
Interest income from certain types of municipal obligations in which the fund may invest generally will be subject to the federal alternative minimum tax (the “AMT”). The fund may not be suitable for investors subject to the AMT. The rate of interest paid on municipal securities normally is lower than the rate of interest paid on taxable securities.
The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.
The fund also may invest in subordinated securities and asset-backed securities, and may hold cash or other short-term investments.
The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).
The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.
Amundi Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Amundi Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Amundi Pioneer determines the preferable portfolio characteristics, Amundi Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating
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and issuer diversification. Amundi Pioneer also employs fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Amundi Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
Municipal obligations include general obligation bonds, revenue bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
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More on the fund’s investment objective and strategies
The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
The fund’s 80% investment policy may not be changed without shareholder approval. The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
For this purpose, “high yield” municipal obligations are municipal obligations rated at the time of purchase Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard and Poor’s Ratings Group or unrated securities determined by the adviser to be of comparable credit quality.
Investment grade securities
A debt security is considered investment grade if it is:
•	Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;
•	Rated the equivalent rating by a nationally recognized statistical rating organization; or
•	Determined to be of equivalent credit quality by Amundi Pioneer.
Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.
Below investment grade securities (“junk bonds”)
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi Pioneer. Debt securities rated below investment
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grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Debt rating considerations
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund’s securities, Amundi Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi Pioneer’s own assessment of the credit quality of potential investments.
U.S. government securities
The fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency’s securities like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero coupon securities that make payments of interest
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More on the fund’s investment objective and strategies
and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and Federal Home Loan Mortgage Corporation (FHLMC).
Debtor-in-possession financings
The fundfund may participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. bankruptcy code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse would be against the property securing the DIP financing.
Investments in asset-backed and other securities
The fund may invest in asset-backed securities and in securities issued by entities, such as trusts, whose underlying assets are municipal securities. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Subordinated securities
The fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
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Derivatives
The fund may, but is not required to, use synthetic municipal securities, futures and options on securities, indices and swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities or interest rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)
•	As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Inverse floating rate obligations
The fund may invest in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. Inverse floating rate obligations are created by depositing municipal bonds in a trust which divides the income stream of the underlying municipal bond into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floating rate obligation) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
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More on the fund’s investment objective and strategies
Repurchase agreements
In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Zero coupon securities
The fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.
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Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1⁄3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
Investment structure
The fund does not invest directly in securities but instead invests through an underlying fund that has the same goals and strategies under a master-feeder structure. Unless otherwise indicated, references to the fund (the feeder fund) in this prospectus include the underlying mutual fund (the master fund). The fund may stop investing in its corresponding underlying mutual fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that as of the date of this prospectus one other fund invests in the same underlying fund, and other funds may do so in the future. The other fund that currently invests in the underlying fund has a traditional fee structure whereby such fund pays its direct fees and expenses as well as its allocated share of fees and expenses of the underlying mutual fund and, correspondingly, has different performance. Other funds that invest in the underlying fund in the future may have the same or different fee and expense structures. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund. An investor who
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More on the fund’s investment objective and strategies
invests in another fund that invests in the same underlying mutual fund may have lower fees or expenses, and correspondingly higher performance, than an investor who invests in the fund through a managed account program. However, a managed account program participant receives additional services because the participant’s investment in the fund is made pursuant to an overall advisory service arrangement.
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More on the risks of investing in the fund
Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests
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More on the risks of investing in the fund
in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In July 2017, the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. The expected discontinuation of LIBOR could have a significant impact on financial markets and may present risks for certain market participants, including the fund. Discontinuation of or changes to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. For example, debt securities in which the fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments also may reference LIBOR. In addition, issuers of instruments in which a fund invests may obtain financing at floating rates based on LIBOR, and a fund may use leverage or borrowings based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Discontinuation of or changes to LIBOR could lead to significant short- and long-term uncertainty and market instability and could affect the value and liquidity of securities in which the fund invests. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the fund, issuers of instruments in which the fund invests, and financial markets generally.
Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue
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to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Interest rate risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.
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More on the risks of investing in the fund
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.
The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument’s interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument’s interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses and suffer delays in an effort to protect the fund's interests or to enforce its rights. Credit risk is broadly
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gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. When the fund holds illiquid investments, the fund may be harder to value, especially in changing markets.
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More on the risks of investing in the fund
If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, the fund may suffer a substantial loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment
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in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market. To the extent the fund invests significantly in a single state, including California,or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, special revenues and housing, the fund will be more susceptible to associated risks and developments.
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More on the risks of investing in the fund
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent years, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The payment of principal and interest on private activity and industrial development revenue bonds is solely dependent on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.
Taxable investment risk. Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax or the AMT due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your fund distributions.
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Asset-backed securities risk. The repayment of certain asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. These securities are also subject to interest rate, prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Risks of investing in collateralized debt obligations. The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other
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More on the risks of investing in the fund
tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. In addition, distributions from collateral securities may not be adequate to make interest or other payments. Also, the complex structure of the security may not be fully understood at the time of investment and could produce disputes with the issuer or unexpected investment results. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leveraging risk.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These
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securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.
Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund’s reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
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More on the risks of investing in the fund
Derivatives risk. Using synthetic municipal securities, inverse floating rate obligations, credit default swaps and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements and options to enter into swap agreements (“swaptions”) tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as the exchange of floating rate payments for fixed interest payments
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with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than it would have been if the fund had not entered into the interest rate swap.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Synthetic municipal securities risk. The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than
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More on the risks of investing in the fund
a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of
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the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus.
To the extent the fund invests in issuers of securities the payments on which are derived from gas, electric, telephone, sewer, water, health care, education, tobacco and transportation segments of the municipal bond market, the fund may be subject to risks associated with such segments.
The profitability of companies in the health care segment may be affected by extensive government regulation and reform, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and patient care, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies depend on patent protection. The expiration of patents may adversely affect the profitability of these companies and the value of their securities. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.
The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values.
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More on the risks of investing in the fund
Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. In addition, gas utility companies have, in the recent past, been adversely affected by disruptions in the oil industry, increased concentration and increased competition. The electric utilities segment has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last few years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include the availability and cost of fuel, the availability and cost of capital, the effects of conservation on energy demand, the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, and opposition to nuclear power. The telephone segment is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry. Public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds. In addition, lack of water supply due to insufficient rain, run-off, or snow pack has, in the past, had an adverse effect on the water segment of the municipal bond market. Further, the water utility segment is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth.
Certain revenue bonds are backed by settlements with tobacco companies. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and
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the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s adviser, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
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More on the risks of investing in the fund
The fund is intended to be a component of a managed account strategy in managed account programs sponsored by third party financial institutions. A program sponsor’s clients may, alone or in the aggregate, have substantial investments in the fund. If a program sponsor decides to remove the strategy as an available option for its program participants or to cease investing in the fund to implement the strategy, or if a large program client decides to terminate its managed account, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs, which may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner and could cause the value of your investment to decline
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The fund and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
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To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.
Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of June 30, 2020, Amundi had more than $1.78 trillion in assets under management worldwide. As of June 30, 2020, Amundi Pioneer (and its U.S. affiliates) had over $85 billion in assets under management.
Amundi Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi Pioneer has received an order from the Securities and Exchange Commission that permits Amundi Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi Pioneer (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Amundi Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the fund’s portfolio is the responsibility of David Eurkus and Jonathan Chirunga. Mr. Eurkus and Mr. Chirunga are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of one or more of Pioneer’s affiliates.
Mr. Eurkus, Managing Director and Director of Municipals, U.S. of Amundi Pioneer, joined Amundi Pioneer in 2001, has been an investment professional since 1969 and has served as portfolio manager of the fund since 2020.
Mr. Chirunga, Managing Director and Deputy Director of Municipals of Amundi Pioneer, joined Amundi Pioneer in 2011 from T. Rowe Price Associates where he was a Vice President and Municipal Credit Analyst from 2001 to 2011. Mr. Chirunga has served as portfolio manager of the fund since 2020.
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The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
Management fee
The fund does not pay Amundi Pioneer a fee for managing the fund.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract will be available in the fund's semi-annual report to shareholders, for the period ended February 28, 2021.
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, www.pioneerinvestments.com.
The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.
To the extent that the fund invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will
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Management
normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Distribution and service arrangements
Additional payments to financial intermediaries
Amundi Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi Pioneer or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund. Amundi Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi Pioneer’s promotional efforts. Amundi Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Amundi Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi Pioneer personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds, or of a managed account strategy of which a Pioneer fund is a part, or retain shares of the Pioneer funds in their clients’ accounts, Amundi Pioneer receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
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Distribution and service arrangements
The compensation that Amundi Pioneer pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.
Amundi Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Amundi Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi Pioneer or its affiliates that are not related to the Pioneer funds.
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Buying and selling shares
Buying
Shares of the fund are purchased at net asset value without a sales charge.
Shares of the fund may be purchased only by or on behalf of separately managed account clients where the fund’s investment adviser or an affiliate (each, a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker-dealer), or directly with the client, to provide management or advisory services with respect to the managed accounts.
There are no maximum or minimum investment requirements applicable to the fund (although your Program Sponsor may have certain investment requirements for separately managed accounts). Purchase orders are made based on instructions from your Managed Account Adviser or Program Sponsor to the broker-dealer who executes trades for your account. To make a purchase, your broker-dealer must submit a purchase order to the fund’s transfer agent, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation—Fund/SERV).
In order to buy shares at a certain day’s price, the broker-dealer must receive the order on behalf of the separately managed account in good order before the New York Stock Exchange closes on that day. If the broker-dealer receives the order after the close of regular trading on the New York Stock Exchange, or the order is not in good order, the share price will be based on the net asset value next determined after the order is received in good order by the broker-dealer. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.
Good order means that:
•	You have provided adequate instructions
•	There are no outstanding claims against your account
•	There are no transaction limitations on your account
The distributor may reject any order until it has confirmed the order in writing and received payment.
The fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the fund’s distributor, the fund will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.
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Buying and selling shares
Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.
The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.
Selling
Redemption orders are made based on instructions from your Managed Account Adviser or Program Sponsor to the broker-dealer who executes trades for the account. Shares of the fund may be held only by investors participating in an eligible managed account program and cannot be transferred. The fund reserves the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. Each investor, by participating in a managed account program that purchases fund shares, agrees to the redemption of such fund shares upon termination of its participation in such program.
In order to sell shares at a certain day’s price, the broker-dealer must receive the order on behalf of the separately managed account in good order before the New York Stock Exchange closes on that day. If the broker-dealer receives the order after the close of regular trading on the New York Stock Exchange, or the order is not in good order, the share price will be based on the net asset value next determined after the order is received in good order by the broker-dealer. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.
Your redemption proceeds normally will be sent to the broker-dealer that executes trades for your managed account within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment.
Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.
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You generally will have to pay income taxes on a sale.
Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the fund’s investments, the fund (or the underlying fund in which it invests) may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If the fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The fund may redeem in kind at a shareholder’s request or if, for example, the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders.
During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
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Shareholder services and policies
Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs.. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund’s shares to be excessive for a variety of reasons, such as if:
•	You sell shares within a short period of time after the shares were purchased;
•	You make two or more purchases and redemptions within a short period of time;
•	You enter into a series of transactions that indicate a timing pattern or strategy; or
•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.
The fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund’s shareholders.
Because the fund is designed to be a component of separately managed accounts that also invest, at the direction of or based on the advice of the Managed Account Adviser, in individual securities and other investments, fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. Because all purchase and redemption orders are initiated by or based on the advice of
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the Managed Account Adviser, managed account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in fund shares.
Household delivery of fund documents
With your consent, Amundi Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi Pioneer, by phone or in writing (see “How to contact us”). Amundi Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Confirmation statements
The fund’s transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Amundi Pioneer’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi Pioneer’s website.
Telephone and website access
You may have difficulty contacting the fund by telephone or accessing us.amundipioneer.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi Pioneer will adjust the hours
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Shareholder services and policies
for the telephone center and for online transaction processing accordingly. If you are unable to access us.amundipioneer.com or reach the fund by telephone, you should communicate with the fund in writing.
Share certificates
The fund does not offer share certificates. Shares are electronically recorded.
Other policies
The fund and the distributor reserve the right to:
•	reject any purchase order for any reason, without prior notice
•	revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission
The fund reserves the right to:
•	charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days’ notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
•	close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
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Dividends, capital gains and taxes
Dividends and capital gains
The fund declares dividends daily. The daily dividends consist of substantially all of the fund's net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a taxable distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
Distributions from the fund’s tax-exempt interest income, called “exempt-interest dividends,” are exempt from regular federal income tax, but may be subject to state or local income taxes. A portion of these dividends may be tax preference items for purposes of the AMT. Distributions from the fund’s net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund’s net short-term capital gains are taxable as ordinary income. All other dividends are generally taxable as ordinary income.
Since the fund’s income is derived from sources that do not pay dividends, it is not expected that any portion of the dividends paid by the fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.” Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be treated as if you received it in the year in which it was declared.
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Dividends, capital gains and taxes
Sales generally will be taxable transactions to shareowners. When you sell fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply “backup withholding” tax on your dividends (including exempt-interest dividends) and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 24%.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund, or effecting such sales.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
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You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund, including the potential application of the AMT to you on the fund’s exempt-interest dividends and possible state and local income taxation of the fund’s exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.
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Financial highlights
Because the fund has not commenced operations as of the date of this prospectus, financial highlights are not available.
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Notes
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Pioneer MAP - High Income Municipal Fund
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
us.amundipioneer.com
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at us.amundipioneer.com. You also may find other information and updates about Amundi Pioneer and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated December xx, 2020, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The fund's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08547)

Amundi Pioneer Distributor, Inc. 60 State Street Boston, MA 02109 us.amundipioneer.com	xxxxx-00-1220 ©2020 Amundi Pioneer Distributor, Inc. Member SIPC

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
us.amundipioneer.com
This is not part of the prospectus.
xxxxx-00-1220
©2020 Amundi Pioneer Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Pioneer MAP High Income Municipal Fund
(Pioneer Series Trust XII)

60 State Street
Boston, Massachusetts 02109
Statement of Additional Information
December xx, 2020
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s prospectus dated December xx, 2020, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: us.amundipioneer.com.

1. Fund history
The fund is a diversified series of Pioneer Series Trust XII (the “Trust”), an open-end management investment company. The Trust was created as a Delaware statutory trust on December 8, 1997. The Trust originally was established as Pioneer Independence Fund. Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”) is the fund's investment adviser.

2. Master feeder structure
The fund utilizes a master-feeder structure by investing all of its investable assets in Pioneer High Income Municipal Portfolio (the “master fund”). The master fund is a diversified, open-end management investment company. The master fund has the same investment objective and substantially the same policies and strategies as the fund.
The Board of Trustees of the Trust (the “Board”) believes that the aggregate per share expenses of the fund and the master fund will be less than or approximately equal to the expenses that the fund would incur if the assets of the fund were invested directly in the types of securities held by the master fund. The fund may withdraw its investment in the master fund at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If the fund were to withdraw its investment in the master fund, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If the fund were to withdraw, the fund could receive securities from the master fund instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.
The master fund may change its investment objective, investment strategies and certain of its investment policies and restrictions without approval by its investors, but it will notify the fund and its other investors before implementing any change in its investment objective. A change in the master fund’s investment objective, investment strategies, policies or restrictions may cause the fund to withdraw its investment in the master fund.
The master fund, as a series of a Delaware statutory trust, is not required to hold and has no intention of holding annual meetings of investors. However, when the master fund is required to do so by law, or in the judgment of its Trustees it is necessary or desirable to do so, the master fund will submit matters to its investors for a vote. When the fund is asked to vote on matters concerning the master fund (other than a vote to continue the master fund following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the master fund.
The master fund sells interests to another investor in addition to the fund and may sell interests to other investors in the future. The other investor in the master fund is a fund with a standard mutual fund fee and expense structure, meaning that fees and expenses are paid by that fund. Shares of the fund may be purchased only by or on behalf of participants in certain managed account programs. Such participants will pay management and advisory fees through such programs. Other future investors in the master fund, if any, may also offer shares to their shareholders with different costs and expenses than the fund. Therefore, the investment returns for all investors in funds investing in the master fund will likely not be the same. These differences in returns are also present in other mutual fund structures.
The master fund is open for business on each day that the fund is open for business as set forth in the prospectus. The portfolio determines its net asset value at the same time on each business day as the fund (typically 4:00 p.m. (Eastern time)), but subject to certain exceptions as set forth in the prospectus. The fund may add to or reduce its investment in the master fund on each business day. For more information, see the prospectus.
Information about other holders of interests in the master fund is available from Amundi Pioneer Distributor, Inc.
References to the “fund” in this SAI include the master fund unless the context requires otherwise.

3. Investment policies, risks and restrictions
The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund’s prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
Debt securities and related investments
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Amundi Pioneer.
Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.
Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, Amundi Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.
A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.
Municipal obligations
The fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.
Investments in Puerto Rico municipal securities
The fund may invest in municipal securities issued in Puerto Rico, subject to market, economic and political conditions. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments. These challenges and uncertainties have been exacerbated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered tens of billions of dollars in hurricane-related damages. It is unknown what impact this disaster will have on the ongoing efforts to restructure Puerto Rico’s debt.
Municipal lease obligations
Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with other tax-exempt bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.
In determining the liquidity of municipal lease obligations, Amundi Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.
If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:
(1)	any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.
(2)	any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Mortgage-backed securities
The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Amundi Pioneer determines that the securities meet the fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Amundi Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.
The fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
Asset-backed securities
The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.
The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Subordinated securities
The fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Structured securities
The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.
Floating rate loans
A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.
The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.
Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.
Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.
In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.
From time to time, Amundi Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.
Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.
Inverse floating rate securities
The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
Zero coupon, pay-in-kind, deferred and contingent payment securities
The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.
Residual interests in municipal securities
Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a “dutch auction” or similar method at specified intervals (typically 35 days). The long-term component or “residual interest” pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The fund’s service providers regularly experience such attempts, and expect they will continue to do so. The fund is unable to predict how any such attempt, if successful, may affect the fund and its shareholders. While the fund’s adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman, the fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the fund’s transfer agent. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Investment company securities
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).
Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, collateral, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Options spreads and straddles. Option spread and straddle transactions require a fund to purchase and/or write more than one option simultaneously. A fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.
A fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Amundi Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Amundi Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Amundi Pioneer, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Amundi Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Financial futures and options transactions
Amundi Pioneer has claimed an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, Amundi Pioneer will not, with respect to its management of the fund, be subject to registration or regulation as a commodity pool operator.
Under this exemption, the fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds.

Amundi Pioneer may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Credit default swap agreements
The fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the fund, as the seller, must pay the buyer the full notional value of the reference obligation. The fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the fund may be required to make a cash settlement payment, where the reference obligation is received by the fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund as seller. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.
Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.
The fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.
Credit-linked notes
The fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Exchange traded notes
The fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.
An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the fund’s potential loss is limited to the amount actually invested in the ETN.
The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.
Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

Warrants and stock purchase rights
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Amundi Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.
Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to the fund's liquidity risk management program. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Amundi Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. To the extent the fund covers its commitments under reverse repurchase agreements by the segregation of liquid assets or by otherwise covering its obligations under these instruments, they will not be considered “senior securities” under the 1940 Act and thus not be subject to the 300% asset coverage requirement applicable to forms of indebtedness used by the fund. See “Asset Segregation.”
Short sales against the box
The fund may sell securities “short against the box.” A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.
If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.
Dollar rolls
The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Amundi Pioneer’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
Asset segregation
The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Amundi Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. To the extent the fund sells or writes credit default swaps, the fund segregates liquid assets at least equal to the full notional value of such credit default swaps. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Amundi Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Amundi Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1⁄3% of the value of the fund's total assets.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days)

and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See “Asset Segregation.”
Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Amundi Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Amundi Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Amundi Pioneer will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Amundi Pioneer normally will publish a fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain funds). Such information shall be made available on the funds’ website (us.amundipioneer.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Amundi Pioneer generally makes publicly available information regarding a fund’s top twenty-five holdings (including the percentage of a fund’s assets represented by each security) within five (5) business days after the end of each calendar month.
Amundi Pioneer may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Amundi Pioneer’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.
Currently, Amundi Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).

Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Amundi Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund’s statement of additional information.
The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Amundi Pioneer, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Amundi Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.
In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Portfolio holdings information on Form N-PORT is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.
Investment restrictions
Fundamental investment policies
Each of the fund and the master fund has adopted certain fundamental investment policies. References to the fund in this section include the master fund unless the context requires otherwise. Fundamental policies may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)	67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2)	more than 50% of the outstanding shares of the fund.
Whenever the fund is requested to vote on a change in the fundamental investment policies of the master fund, the fund will either call a meeting of its shareholders and will vote its shares in the master fund in accordance with instructions it receives from its shareholders, or vote its shares in the master fund in the same proportion as the vote of all other investors in the master fund.
The fund’s fundamental policies are as follows:
(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.
(8)	Normally, the fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Tax-exempt funds that invest 80% of their assets in tax-exempt securities characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the Bloomberg Municipal Industry Code, and, with respect to securities for which no industry classification under the Bloomberg Municipal

Industry Code is available or for which the Bloomberg Municipal Industry Code classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is the MSCI Global Industry Classification Standard. As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-fundamental investment policy
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.
The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.
In addition, the fund’s investment objective is non-fundamental and it and the fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
4. Trustees and officers
The fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (69)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A.(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (72) Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (58)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi USA, Inc. (since 2017)	None
Kenneth J. Taubes (62)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); Director of Amundi USA, Inc. (since 2017)	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Fund Officers:
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2006. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007	None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003	None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board	Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008	None
Luis I. Presutti (55) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.	None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None
*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year of the Trust, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.
The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the fund’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi Pioneer and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.
During the most recent fiscal year of the Trust, the Independent Trustees, Audit, Governance and Nominating, Policy Administration, and Valuation Committees held 6, 5, 7, 4 and 5 meetings, respectively.
Independent Trustees Committee
John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
Diane Durnin, Benjamin M. Friedman, Lorraine H. Monchak and Fred J. Ricciardi (Chair).
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund’s accounting firm and all permissible non-audit services provided by the fund’s accounting firm to Amundi Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund’s operations and financial reporting.
Governance and Nominating Committee
John E. Baumgardner, Jr. (Chair), Thomas J. Perna and Fred J. Ricciardi.

The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•	whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;
•	whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;
•	whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;
•	whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and
•	the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee
Thomas J. Perna (Chair), John E. Baumgardner, Jr., and Marguerite A. Piret.
The Policy Administration Committee, among other things, oversees and monitors the fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund’s policies and procedures.
Valuation Committee
Diane Durnin, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).
The Valuation Committee, among other things, determines with Amundi Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund’s valuation procedures.
Oversight of risk management
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the fund, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi Pioneer and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the fund, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.
The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.
Most of the fund’s investment management and business operations are carried out by or through Amundi Pioneer, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the fund’s service providers could have a material adverse effect on the fund and its shareholders.
Under the overall supervision of the Board or the applicable committee of the Board, Amundi Pioneer and the affiliates of Amundi Pioneer, or other service providers to the fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and Amundi Pioneer’s chief compliance officer and Amundi Pioneer’s chief risk officer and director of internal audit, as well as various personnel of Amundi Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.
The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Amundi Pioneer and its affiliates or other service providers. Because most of the fund’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to substantial limitations.
It is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Compensation of officers and trustees
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:
•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Amundi Pioneer reimburses these funds for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Amundi Pioneer pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Other information
The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.
Material Relationships of the Independent Trustees
Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $631,977 and $390,749 in each of 2019 and 2018.
Share ownership
See “Annual Fee, Expense and Other Information” for information on the ownership of fund shares by the Trustees, the fund’s officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Proxy voting policies
Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available to shareowners without charge at https://us.amundipioneer.com and on the SEC’s website at https://www.sec.gov. The fund’s proxy voting policies and procedures are attached as “Appendix B.”
5. Investment adviser
The fund has entered into a management agreement (hereinafter, the “management contract”) with Amundi Pioneer pursuant to which Amundi Pioneer acts as the fund’s investment adviser. Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc.
Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. holds approximately 70% of Amundi’s share capital. The remaining shares of Amundi are held by institutional and retail investors.
Certain Trustees or officers of the fund are also directors and/or officers of certain of Amundi’s subsidiaries (see management biographies above). Amundi Pioneer has entered into participating affiliate agreements with certain of its affiliates, including Amundi and certain subsidiaries of Amundi, pursuant to which these affiliates provide services, including investment management and trading services, to Amundi Pioneer.
As the fund’s investment adviser, Amundi Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund’s investment objective and policies, subject to the supervision of the fund’s Trustees. Amundi Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund’s securities transactions, and reports to the Trustees on the fund’s investments and performance.
The management contract will continue in effect for an initial term and thereafter from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.
The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to Amundi Pioneer, or by Amundi Pioneer on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Amundi Pioneer. The management contract is not assignable by the fund except with the consent of Amundi Pioneer.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Amundi Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Amundi Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Amundi Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Amundi Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Amundi Pioneer is not responsible for any of the fund’s ordinary and extraordinary expenses.

Advisory fee
The fund does not pay Amundi Pioneer a fee for its services under the management contract. However, all fund shareholders are participants in separately managed account programs where Amundi Pioneer or an affiliate (each, a “Managed Account Adviser”) receives a fee from the program sponsor (“Program Sponsor”) or from the program participant for managing or advising assets in the program participant’s managed account, including assets that may be invested in the fund. A portion of such fee is paid by the Managed Account Adviser to Amundi Pioneer.
Expense limit
Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.00% of the average daily net assets attributable to fund shares. This expense limitation is in effect through January 1, 2022. There can be no assurance that Amundi Pioneer will extend the contractual expense limitation beyond the aforementioned date. While in effect, the arrangement may be terminated only by agreement of Amundi Pioneer and the Board of Trustees.
Administration agreement
The fund has entered into an administration agreement with Amundi Pioneer pursuant to which Amundi Pioneer acts as the fund’s administrator, performing certain accounting, administration and legal services for the fund. Amundi Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See “Annual Fee, Expense and Other Information” for fees the fund paid to Amundi Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Amundi Pioneer and the fund.
Under the terms of the administration agreement with the fund, Amundi Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Amundi Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Amundi Pioneer, the fund (other than as Trustees), Amundi Pioneer Asset Management USA, Inc. or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Amundi Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.
Potential conflicts of interest
The fund is managed by Amundi Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Amundi Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Amundi Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.
Amundi Pioneer has adopted compliance policies and procedures designed to address these potential conflicts of interest, including policies that govern, among other practices, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
Personal securities transactions
The fund, Amundi Pioneer, and Amundi Pioneer Distributor, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Amundi Pioneer and certain of Amundi Pioneer’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.
6. Principal underwriter
Principal underwriter
Amundi Pioneer Distributor, Inc., 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. Amundi Pioneer Distributor, Inc. is an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of Amundi Pioneer Asset Management, Inc. Prior to July 3, 2017, the fund’s distributor was named Pioneer Funds Distributor, Inc.

The fund entered into an underwriting agreement with Amundi Pioneer Distributor, Inc. which provides that Amundi Pioneer Distributor, Inc. will bear expenses for the distribution of the fund’s shares, except for expenses incurred by Amundi Pioneer Distributor, Inc. for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). Amundi Pioneer Distributor, Inc. bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. Amundi Pioneer Distributor, Inc. also pays certain expenses in connection with the distribution of the fund’s shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, Amundi Pioneer Distributor, Inc. will use its best efforts in rendering services to the fund.
The fund will not generally issue fund shares for consideration other than cash. At the fund’s sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.
It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Amundi Pioneer’s discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund’s net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund’s net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.
Additional payments to financial intermediaries
Shares of the fund are only available to participants in separately managed account programs where a Managed Account Adviser, which may be Amundi Pioneer or an affiliate, has an agreement with the Program Sponsor or directly with the client to provide management or advisory services with respect to the accounts. Such compensation provided by Amundi Pioneer Affiliates may include financial assistance to financial intermediaries that enable Amundi Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Amundi Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Amundi Pioneer Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. Amundi Pioneer Affiliates also may make payments to financial intermediaries for detailed information about the intermediaries’ activities relating to the Pioneer funds.
7. Shareholder servicing/transfer agent
The fund has contracted with DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, DST Asset Manager Solutions, Inc. services shareholder accounts, and its duties include: (i) processing sales or redemptions of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

8. Custodian and sub-administrator
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.
9. Independent registered public accounting firm
[ ], the fund’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.
10. Portfolio management
Additional information about the portfolio managers
Other accounts managed by the portfolio managers
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
David Eurkus	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	N/A	N/A
	Other Accounts	x	$x	N/A	N/A
Jonathan Chirunga	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	N/A	N/A
	Other Accounts	x	$x	N/A	N/A
Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of portfolio managers
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bloomberg Barclays Muni High Yield Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
•	Amundi Pioneer results and business line results. Amundi Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.
Share ownership by portfolio managers
The following table indicates as of August 31, 2020 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
David Eurkus	x
Jonathan Chirunga	x
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000
11. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Amundi Pioneer pursuant to authority contained in the fund’s management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Amundi Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Amundi Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Amundi Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Amundi Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Amundi Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Amundi Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Amundi Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Amundi Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Amundi Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Amundi Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Amundi Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Amundi Pioneer in carrying out its obligations to the fund. The receipt of such research enables Amundi Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund’s fees to service providers unaffiliated with Amundi Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Amundi Pioneer’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.
12. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
The fund is a series of Pioneer Series Trust XII, a Delaware statutory trust. The Trustees have currently authorized the issuance of one class of shares of the fund. Each share of the fund represents an equal proportionate interest in the assets of the fund. Upon liquidation of the fund, shareholders are entitled to share pro rata in the fund’s net assets available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The Trust
The Trust’s operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of January 12, 2016 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of December 8, 1997, as amended, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
The master fund in which the fund invests is a series of Pioneer Core Trust I, a Delaware statutory trust, and is also governed by a declaration of trust similar to the declaration. Whenever a vote is submitted to the master fund’s investors, the fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, the fund will vote its shares in the master fund in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, the fund could vote its shares in the master fund in proportion to the vote of all the other investors in the master fund.
13. Redeeming shares
Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.
Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

14. Telephone and online transactions
You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “FactFoneSM”). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.
Telephone transaction privileges
To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, the fund’s transfer agent nor Amundi Pioneer Distributor, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.
Online transaction privileges
If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.
To establish online transaction privileges:
•	For new accounts, complete the online section of the account application
•	For existing accounts, complete an account options form, write to the fund or complete the online authorization screen on us.amundipioneer.com
To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.
Telephone and website online access
You may have difficulty contacting the fund by telephone or accessing us.amundipioneer.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Amundi Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.amundipioneer.com or to reach the fund by telephone, you should communicate with the fund in writing.
FactFoneSM
FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the fund at 1-800-225-6292 for assistance.
FactFoneSM allows shareholders to hear the following recorded fund information:
•	net asset value prices for all Pioneer mutual funds;
•	dividends and capital gain distributions on all Pioneer mutual funds.
The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.
15. Pricing of shares
The net asset value per share of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.
Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.
When prices determined using the foregoing methods are not available or are considered by Amundi Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's trustees. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Amundi Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.

The net asset value per share of the fund is computed by taking the value of all of the fund’s assets, less the fund’s liabilities, and dividing the result by the number of outstanding shares.
16. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
The fund declares a dividend from any net investment income (other than capital gains) each business day. The fund generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. The fund distributes any net short-term and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.
The fund may from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions of such gain or income will not be “exempt-interest dividends,” as described below, and accordingly will be taxable.
The Code permits tax-exempt interest received by the fund to flow through as tax-exempt “exempt-interest dividends” to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the fund as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of the fund's dividends and distributions not reported as exempt-interest dividends will be taxable as described below.
Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for shareholders that are subject to the U.S. federal alternative minimum tax.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the fund.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable as ordinary income. Since the fund’s income is derived from sources that do not pay dividends, it is not expected that any dividends paid by the fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to individual and certain other noncorporate shareholders on “qualified dividend income.”
Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains may be affected by the application of the alternative minimum tax.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions (other than exempt-interest dividends), and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. See “Annual Fee, Expense and Other Information” for the fund's available capital loss carryforwards. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund’s portfolio or to undistributed capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
The fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale of fund shares. For sales of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices), the fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the fund. If such an election is made on or prior to the date of the first redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions other than exempt-interest dividends received by the plan and gains from sales of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.
A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.
The fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including exempt-interest dividends, ordinary dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions other than exempt-interest dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income. Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
17. Financial statements
Not applicable.
18. Annual fee, expense and other information
Portfolio turnover
As of the date of this statement of additional information the fund had not commenced operations.

Share ownership
The fund had not commenced operations as of the date of this statement of additional information and has no shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2019. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2019. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2019. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
Interested Trustees:
Lisa M. Jones	None	Over $100,000
Kenneth J. Taubes	None	Over $100,000
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
David R. Bock	None	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Margaret B.W. Graham	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Marguerite A. Piret	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000
Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

Name of Trustee	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
Interested Trustees:
Lisa M. Jones	$0.00	$0.00	$0.00
Kenneth J. Taubes*	$0.00	$0.00	$0.00
Independent Trustees:
John E. Baumgardner, Jr.	$0.00	$0.00	$x
David R. Bock***	$0.00	$0.00	$x
Diane Durnin	$0.00	$0.00	$x
Benjamin M. Friedman	$0.00	$0.00	$x
Margaret B.W. Graham***	$0.00	$0.00	$x
Lorraine H. Monchak	$0.00	$0.00	$x
Thomas J. Perna	$0.00	$0.00	$x
Marguerite A. Piret	$0.00	$0.00	$x
Fred J. Ricciardi	$0.00	$0.00	$x
TOTAL	$0.00	$0.00	$x
*	Under the management contract, Amundi Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
**	For the fiscal year ended August 31, 2020. As of August 31, 2020, there were 45 U.S. registered investment portfolios in the Pioneer Family of Funds.
***	Mr. Bock and Ms. Graham retired as Trustees of the Pioneer Funds effective December 31, 2019.
Fees the Fund Paid to Pioneer under the Administration Agreement
Not applicable. (1)
Capital Loss Carryforwards
Not applicable. (1)
(1)	The fund had not commenced operations as of the date of this statement of additional information.

19. Appendix A — Description of short-term debt, corporate bond and preferred stock ratings1
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) short-term ratings:
Moody’s short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody’s long-term corporate ratings:
Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.
Standard & Poor’s ratings group’s long-term issue credit ratings:
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.
C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s short-term issue credit ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local currency and foreign currency risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. Appendix B — Proxy voting policies and procedures
Policy
Each of the Pioneer Funds and certain other clients of Amundi Pioneer Asset Management, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (collectively, “Amundi Pioneer”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi Pioneer. Amundi Pioneer is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Amundi Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi Pioneer’s policy to vote proxies presented to Amundi Pioneer in a timely manner in accordance with these principles.
Amundi Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi Pioneer monitors developments in the proxy voting arena and will revise this policy as needed.
Amundi Pioneer believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi Pioneer also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.
It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi Pioneer reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi Pioneer may direct Amundi Pioneer to vote contrary to guidelines.
Amundi Pioneer’s clients may request copies of their proxy voting records and of Amundi Pioneer’s proxy voting policies and procedures by either sending a written request to Amundi Pioneer’s Proxy Coordinator, or clients may review Amundi Pioneer’s proxy voting policies and procedures on-line at Amundi Pioneer.com. Amundi Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Amundi Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi Pioneer. This policy sets forth Amundi Pioneer’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi Pioneer will vote shares of closed-end Funds on a case-by-case basis.

Purpose
The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi Pioneer-managed accounts for which Amundi Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Amundi Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).
Procedures
Proxy Voting Service
Amundi Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi Pioneer and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi Pioneer may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi Pioneer does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.
Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi Pioneer’s guidelines or where Amundi Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities Lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi Pioneer’s lending program or a client’s managed security lending program. However, Amundi Pioneer will reserve the right to recall lent securities so that they may be voted according to Amundi Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
Share-Blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Amundi Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Amundi Pioneer’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi Pioneer will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi Pioneer’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Amundi Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group.
Form N-PX
The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi Pioneer registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi Pioneer record keeping policies.
Proxy Voting Guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
•	Corporate name change.
•	A change of corporate headquarters.
•	Stock exchange listing.
•	Establishment of time and place of annual meeting.
•	Adjournment or postponement of annual meeting.
•	Acceptance/approval of financial statements.
•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•	Approval of minutes and other formalities.
•	Authorization of the transferring of reserves and allocation of income.
•	Amendments to authorized signatories.
•	Approval of accounting method changes or change in fiscal year-end.
•	Acceptance of labor agreements.
•	Appointment of internal auditors.
Amundi Pioneer will vote on a case-by-case basis on other routine administrative items; however, Amundi Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Amundi Pioneer to judge the merit of the proposal. Amundi Pioneer has also instructed its proxy voting service to inform Amundi Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Amundi Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Amundi Pioneer may consider and vote on those items on a case-by-case basis in its discretion.
Auditors
We normally vote for proposals to:
Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•	Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•	Seek bids from other auditors.
•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.
Board of Directors
On issues related to the board of directors, Amundi Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.
General Board Issues
Amundi Pioneer will vote for:
•	Audit, compensation and nominating committees composed of independent directors exclusively.
•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•	Election of an honorary director.
We will vote against:
•	Minimum stock ownership by directors.
•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•	Requirements for union or special interest representation on the board.
•	Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of Directors
In uncontested elections of directors we will vote against:
•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•	Directors who appear to lack independence or are associated with poor corporate or governance performance.
We will vote on a case-by case basis on these issues:
Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•	Mandatory retirement policies.
•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
Takeover-Related Measures
Amundi Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Amundi Pioneer will vote for:
•	Cumulative voting.
•	Increasing the ability for shareholders to call special meetings.
•	Increasing the ability for shareholders to act by written consent.
•	Restrictions on the ability to make greenmail payments.
•	Submitting rights plans to shareholder vote.
•	Rescinding shareholder rights plans (“poison pills”).
•	Opting out of the following state takeover statutes:
−	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
−	Control share cash-out provisions, which require large holders to acquire shares from other holders.
−	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
−	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
−	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
−	Fair price provisions.
−	Authorization of shareholder rights plans.
−	Labor protection provisions.
−	Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
•	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•	Proposals that allow shareholders to nominate directors.
We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•	Classes of shares with unequal voting rights.
•	Supermajority vote requirements.
•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
•	Extension of advance notice requirements for shareholder proposals.
•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital Structure
Managements need considerable flexibility in determining the company’s financial structure, and Amundi Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Amundi Pioneer will vote for:
•	Changes in par value.
•	Reverse splits, if accompanied by a reduction in number of shares.
•	Shares repurchase programs, if all shareholders may participate on equal terms.
•	Bond issuance.
•	Increases in “ordinary” preferred stock.
•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•	Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•	Increase in authorized common stock. We will make a determination considering, among other factors:
−	Number of shares currently available for issuance;
−	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
−	Proposed use of the proceeds from the issuance of additional shares; and
−	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•	Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•	Proposals to submit private placements to shareholder vote.
•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Amundi Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.
Amundi Pioneer will vote for:
•	401(k) benefit plans.
•	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
−	Amendments to performance plans to conform with OBRA;
−	Caps on annual grants or amendments of administrative features;
−	Adding performance goals; and
−	Cash or cash-and-stock bonus plans.
•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•	Require that option repricing be submitted to shareholders.
•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•	Shareholder proposals seeking additional disclosure of executive and director pay information.
•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
−	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
−	Dilution = (A + B + C) / (A + B + C + D), where
−	A = Shares reserved for plan/amendment,
−	B = Shares available under continuing plans,
−	C = Shares granted but unexercised and
−	D = Shares outstanding.
−	The plan must not:
−	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

−	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
−	We are generally in favor of proposals that increase participation beyond executives.
−	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
−	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
−	We generally support proposals asking companies to adopt stock holding periods for their executives.
•	All other employee stock purchase plans.
•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•	Elimination of stock option plans.
We will vote on a case-by case basis on these issues:
•	Limits on executive and director pay.
•	Stock in lieu of cash compensation for directors.
Corporate Governance
Amundi Pioneer will vote for:
•	Confidential voting.
•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•	Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•	Bundled proposals. We will evaluate the overall impact of the proposal.
•	Adopting or amending the charter, bylaws or articles of association.
•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•	Limitations on stock ownership or voting rights.
•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings
Amundi Pioneer will vote on the following and similar issues on a case-by-case basis:
•	Mergers and acquisitions.
•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•	Debt restructurings.
•	Conversion of securities.
•	Issuance of shares to facilitate a merger.
•	Private placements, warrants, convertible debentures.
•	Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Investment Companies
Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.
Amundi Pioneer will vote for:
•	Establishment of new classes or series of shares.
•	Establishment of a master-feeder structure.
Amundi Pioneer will vote on a case-by-case basis on:
•	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•	Approval of new or amended advisory contracts.
•	Changes from closed-end to open-end format.
•	Election of a greater number of independent directors.
•	Authorization for, or increase in, preferred shares.
•	Disposition of assets, termination, liquidation, or mergers.
•	Classified boards of closed-end funds, but will typically support such proposals.
In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.
Environmental and Social Issues
Amundi Pioneer believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi Pioneer can better assess its intrinsic value and long-term economic prospects.
When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.
For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:
•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or
•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.
In general, Amundi Pioneer believes these issues are important and should receive management attention.
Amundi Pioneer will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi Pioneer may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.
When evaluating proxy proposals relating to environmental or social issues, Amundi Pioneer may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:
•	approval of the proposal helps improve the company’s practices;
•	approval of the proposal can improve shareholder value;
•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
•	the company has already put appropriate action in place to respond to the issue contained in the proposal;
•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.
In the event of failures in risk management relating to environmental and social issues, Amundi Pioneer may vote against the election of directors responsible for overseeing these areas.
Amundi Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
Conflicts of interest
Amundi Pioneer recognizes that in certain circumstances a conflict of interest may arise when Amundi Pioneer votes a proxy.
A conflict of interest occurs when Amundi Pioneer’s interests interfere, or appear to interfere, with the interests of Amundi Pioneer’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•	An affiliate of Amundi Pioneer, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
•	An issuer of a security for which Amundi Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi Pioneer);
•	An issuer of a security for which Amundi has informed Amundi Pioneer that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi Pioneer (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Amundi Pioneer’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Amundi Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or
•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi Pioneer or the applicable client for this purpose.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decisions Not to Vote Proxies
Although it is Amundi Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Amundi Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Amundi Pioneer’s Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record Keeping
The Proxy Coordinator shall ensure that Amundi Pioneer’s proxy voting service:
•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	Retains a record of the vote cast;
•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•	Is able to promptly provide Amundi Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•	A record memorializing the basis for each referral vote cast;
•	A copy of any document created by Amundi Pioneer that was material in making the decision on how to vote the subject proxy;
•	A copy of any recommendation or analysis furnished by the proxy voting service; and
•	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi Pioneer.
Amundi Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2
Adopted by the Pioneer Funds’ Boards of Trustees
October 5, 2004
Effective Date:
October 5, 2004
Revision Dates:
September 2009, December 2015, August 2017 and February 2019
xxxxx-00-1220

PART C - OTHER INFORMATION
Item 28. Exhibits
(a)(1)	Amended and Restated Agreement and Declaration of Trust (January 12, 2016) (9)
(a)(2)	Schedules A and B to Amended and Restated Agreement and Declaration of Trust (effective as of August 17, 2020) (12)
(a)(3)	Certificate of Trust (1)
(a)(4)	Certificate of Amendment to Certificate of Trust (6)
(b)	Amended and Restated By-Laws (4)
(c)	See Amended and Restated Declaration of Trust and Amended and Restated By-Laws cited under Items 28(a)(1) and 28(b)
(d)	Management Agreement with Amundi Pioneer Asset Management, Inc. (July 3, 2017, as amended September 15, 2020) (12)
(e)(1)	Underwriting Agreement with Amundi Pioneer Distributor, Inc. (July 3, 2017) (10)
(e)(2)	Dealer Sales Agreement (3)
(f)	None
(g)(1)	Custodian Agreement with Brown Brothers Harriman & Co. (2)
(g)(2)	Appendix A to Custodian Agreement (October 1, 2019) (11)
(g)(3)	Amendment to Custodian Agreement (May 31, 2016) (9)
(h)(1)	Transfer Agency Agreement (November 2, 2015) (9)
(h)(2)	Amended and Restated Administration Agreement (October 1, 2019) (11)
(h)(3)	Administrative Agency Agreement, dated as of March 5, 2012, between Brown Brothers Harriman & Co. and Amundi Pioneer Asset Management, Inc. (5)
(h)(4)	Appendix A to Administrative Agency Agreement (December 27, 2016) (10)
(h)(5)	Expense Limit Agreement (9)
(h)(6)	Expense Limit Agreement for Pioneer MAP – High Income Municipal Fund (12)
(i)	Opinion of Legal Counsel (1)
(j)	Not applicable.
(k)	None
(l)	Share Purchase Agreement (1)
(m)	Amended and Restated Pioneer Funds Distribution Plan (January 10, 2017) (10)
(n)	Multiple Class Plan Pursuant to Rule 18f-3 (10)
(o)	Not applicable.
(p)	Code Of Ethics of The Pioneer Funds, Amundi Pioneer Distributor, Inc., Amundi Pioneer Institutional Asset Management, Inc., and Amundi Pioneer Asset Management, Inc. (September 20, 2013) (7)
N/A	Power of Attorney (November 17, 2014) (7)
N/A	Power of Attorney for Lisa Jones (July 18, 2017) (10)
N/A	Power of Attorney for Lorraine H. Monchak (July 18, 2017) (10)
N/A	Power of Attorney for Diane Durnin (July 16, 2019) (11)
N/A	Power of Attorney for John E. Baumgardner, Jr. (September 16, 2019) (11)

(1)	Previously filed. Incorporated by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the Securities and Exchange Commission (“SEC”) on March 12, 1998 (Accession No. 0001051010-98-000004).
(2)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 10 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on March 9, 2006 (Accession No. 0001051010-06-000004).
(3)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 12 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on February 28, 2007 (Accession No. 0001051010-07-000003).
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(4)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 16 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on April 30, 2009 (Accession number 0001094522-09-000006).
(5)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on April 27, 2012 (Accession number 0001051010-12-000014).
(6)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 25 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on December 23, 2013 (Accession number 0000276776-13-000142).
(7)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 27 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on December 22, 2014 (Accession number 0001306349-14-000022).
(8)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 29 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on December 23, 2015 (Accession number 0001286364-15-000006).
(9)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 31 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on December 23, 2016 (Accession number 0001051010-16-000010).
(10)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 33 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on December 27, 2017 (Accession number 0001051010-17-000004).
(11)	Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 333-42105; 811-08547) as filed electronically with the SEC on December 23, 2019 (Accession number 0001051010-19-000004).
(12)	Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Trust
None.
Item 30. Indemnification
Except for the Amended and Restated Agreement and Declaration of Trust (the “Declaration”), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
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Item 31. Business and Other Connections of Investment Adviser
Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi Pioneer manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.
To the knowledge of the Trust, none of Amundi Pioneer's directors or executive officers is or has been during their employment with Amundi Pioneer engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Amundi manages and/or other Amundi subsidiaries.
Item 32. Principal Underwriters
(a)	Amundi Pioneer Distributor, Inc. acts as principal underwriter for the following investment companies:
Pioneer Asset Allocation Trust
Pioneer Bond Fund
Pioneer Equity Income Fund
Pioneer Fund
Pioneer High Yield Fund
Pioneer ILS Interval Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Series Trust VII
Pioneer Series Trust VIII
Pioneer Series Trust X
Pioneer Series Trust XI
Pioneer Series Trust XII
Pioneer Series Trust XIV (formerly, Pioneer Strategic Income Fund)
Pioneer Short Term Income Fund
Pioneer Variable Contracts Trust
(b)	Directors and executive officers of Amundi Pioneer Distributor, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Patrice Blanc	Director	None
Lisa M. Jones	Director, Chairman, President and Chief Executive Officer	President and Trustee
Laura J. Palmer	Director, Senior Vice President, Head of U.S. Intermediary Distribution and Head of Sales - Cross Channel	None
Erik D. Gosule	Senior Vice President and Head of Marketing and Product Development	None
2

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Tracy L. Connelly	Senior Vice President and Chief Operations Officer	None
Gregg M. Dooling	Chief Financial Officer	None
Terrence J. Cullen	Senior Vice President and General Counsel	None
John M. Malone	Senior Vice President and Chief Compliance Officer	None
Patrick D. Grecco	Vice President and Controller	None
The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.
(c)	Not applicable.
Item 33. Location of Accounts and Records
The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:
(a)	Registrant: 60 State Street Boston, Massachusetts 02109
(b)	Investment adviser and administrator: Amundi Pioneer Asset Management, Inc. 60 State Street Boston, Massachusetts 02109
(c)	Principal underwriter: Amundi Pioneer Distributor, Inc. 60 State Street Boston, Massachusetts 02109
(d)	Custodian and sub-administrator: Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
(e)	Shareholder servicing and transfer agent: DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust has duly caused this Post-Effective Amendment No. 39 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 18th day of September, 2020.
PIONEER SERIES TRUST XII
By: /s/ Lisa M. Jones

Lisa M. Jones
President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated below on September 18, 2020:
Signature	Title
/s/ Lisa M. Jones Lisa M. Jones	President (Principal Executive Officer) and Trustee
Mark E. Bradley* Mark E. Bradley	Treasurer (Principal Financial and Accounting Officer)
John E. Baumgardner, Jr.* John E. Baumgardner, Jr.	Trustee
Diane Durnin* Diane Durnin	Trustee
Benjamin M. Friedman* Benjamin M. Friedman	Trustee
Lorraine H. Monchak* Lorraine H. Monchak	Trustee
Thomas J. Perna* Thomas J. Perna	Chairman of the Board and Trustee
Marguerite A. Piret* Marguerite A. Piret	Trustee
Fred J. Ricciardi* Fred J. Ricciardi	Trustee
Kenneth J. Taubes* Kenneth J. Taubes	Trustee
*By: /s/ Lisa M. Jones Lisa M. Jones Attorney-In-Fact		September 18, 2020
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EXHIBIT INDEX
Exhibit Number	Document Title
(a)(2)	Schedules A and B to Amended and Restated Agreement and Declaration of Trust (effective as of August 17, 2020)
(d)	Management Agreement with Amundi Pioneer Asset Management, Inc. (July 3, 2017, as amended September 15, 2020)
(h)(6)	Expense Limit Agreement for Pioneer MAP – High Income Municipal Fund (12)
5